PGIM ETF Trust
PGIM QMA Strategic Alpha Large-Cap Core ETF
PGIM QMA Strategic Alpha Small-Cap Growth ETF
PGIM QMA Strategic Alpha Small-Cap Value ETF
PGIM QMA Strategic Alpha International Equity ETF

Supplement dated November 13, 2018 to each Fund’s
Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective November 15, 2018, shares of PGIM QMA Strategic Alpha Small-Cap Growth ETF (Ticker: PQSG) and PGIM QMA Strategic Alpha Small-Cap Value ETF (Ticker: PQSV) will be available for purchase and sale on NYSE Arca, Inc. (the “Exchange”). Shares of PGIM QMA Strategic Alpha Large-Cap Core ETF (Ticker: PQLC) are currently available for purchase and sale on the Exchange. Shares of PGIM QMA Strategic Alpha International Equity ETF currently are not being offered but are expected to be listed on the Exchange later this year.

LR1117